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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 05/31/14

Item 1. Schedule of Investments.

Invesco Bond Fund
Quarterly Schedule of Portfolio Holdings May 31, 2014

invesco.com/us	VK-CE-BOND-QTR-1 5/14	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2014

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–82.41%

Advertising–0.63%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,226,729
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	260,000	264,596
		1,491,325

Aerospace & Defense–0.86%

B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	105,000	112,087
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	30,000	30,563
7.75%, 03/15/20(b)	117,000	132,502
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21	38,000	37,573
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	134,000	146,730
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	340,000	345,385
Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,103,300
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	55,000	55,481
7.50%, 07/15/21	35,000	38,763
Sr. Unsec. Sub. Notes, 6.00%, 07/15/22(b)	18,000	18,135
6.50%, 07/15/24(b)	24,000	24,420
		2,044,939

Agricultural & Farm Machinery–0.02%

Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	40,000	41,550

Air Freight & Logistics–0.32%

FedEx Corp., Sr. Unsec. Gtd. Notes, 5.10%, 01/15/44	705,000	765,390

Airlines–0.53%

Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	164	169
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	85,702	93,629

	Principal Amount	Value

Airlines–(continued)

Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	$517,784	$543,512
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	140,000	149,800
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	362,551	396,880
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	34,035	34,209
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	44,978	46,890
		1,265,089

Alternative Carriers–0.08%

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	62,000	67,425
Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	118,000	125,227
		192,652

Apparel Retail–0.09%

Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	97,000	106,700
L Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	79,012
Neiman Marcus Group LTD LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	30,000	33,225
		218,937

Apparel, Accessories & Luxury Goods–0.01%

Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	10,000	11,150
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	14,000	14,648
		25,798

Application Software–0.03%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	75,000	76,125

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–2.67%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	$1,215,000	$1,261,632
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	355,000	355,923
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/23(b)	1,190,000	1,302,229
5.00%, 06/15/44(b)	1,090,000	1,135,087
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	1,425,000	1,589,696
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(b)	610,000	613,348
Signode Industrial Group Lux S.A./Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	61,000	61,915
		6,319,830

Auto Parts & Equipment–0.10%

Amsted Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22(b)	26,000	26,163
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	45,000	48,656
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	60,000	62,775
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	103,000	108,021
		245,615

Automobile Manufacturers–0.66%

General Motors Co., Sr. Unsec. Notes, 3.50%, 10/02/18(b)	980,000	1,004,500
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 2.88%, 08/09/18(b)	550,000	563,547
		1,568,047

Automotive Retail–0.43%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	845,000	969,745
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	53,000	53,133
		1,022,878

Biotechnology–0.97%

Celgene Corp., Sr. Unsec. Global Notes, 3.63%, 05/15/24	600,000	603,826
4.63%, 05/15/44	1,080,000	1,082,759

	Principal Amount	Value

Biotechnology–(continued)

Gilead Sciences, Inc., Sr. Unsec. Global Bonds, 3.70%, 04/01/24	$583,000	$599,524
		2,286,109

Broadcasting–0.41%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	64,000	68,880
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	29,000	31,320
Clear Communications, Inc., Sr. Unsec. Notes, 10.00%, 01/15/18	39,000	37,440
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 4.88%, 04/01/43	815,000	819,477
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,225
		962,342

Building Products–0.37%

Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	185,000	198,875
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	89,000	96,343
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	132,187
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	43,000	44,079
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	178,000	198,025
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	16,000	17,040
7.88%, 03/30/20(b)	65,000	72,313
Sr. Unsec. Notes, 9.75%, 01/15/18	95,000	114,356
		873,218

Cable & Satellite–5.95%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	66,000	68,145
Sr. Unsec. Gtd. Notes, 6.50%, 04/30/21	73,000	78,292
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	860,000	885,824
5.70%, 05/15/18	1,545,000	1,788,676
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	740,178
COX Communications Inc., Sr. Unsec. Notes, 4.70%, 12/15/42(b)	1,000,000	978,595
6.25%, 06/01/18(b)	1,300,000	1,494,568
8.38%, 03/01/39(b)	305,000	429,683

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	$365,000	$388,031
Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	1,070,000	1,128,911
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	224,000	236,040
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	50,000	55,688
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	38,000	43,510
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	210,000	242,194
5.95%, 04/01/41	1,193,000	1,458,882
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Deb., 6.55%, 05/01/37	310,000	387,427
Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	815,147
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	2,530,000	2,854,052
		14,073,843

Casinos & Gaming–0.23%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	105,000	116,812
Caesars Entertainment Operating Co. Inc., Sec. Global Notes, 10.00%, 12/15/15	40,000	40,800
Sr. Sec. Global Notes, 11.25%, 06/01/17	12,000	10,710
Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(b)	40,000	41,600
Sr. Sec. Notes, 8.00%, 10/01/20(b)	37,000	38,295
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	16,000	16,160
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	80,000	89,200
6.75%, 10/01/20	8,000	8,940
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	65,000	76,538
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	90,000	93,600
		532,655

Catalog Retail–0.38%

QVC Inc., Sr. Sec. Gtd. Notes, 4.85%, 04/01/24(b)	850,000	887,199

	Principal Amount	Value

Coal & Consumable Fuels–0.11%

Alpha Natural Resources Inc., Sec. Gtd. Notes, 7.50%, 08/01/20(b)	$11,000	$10,753
Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(b)	59,000	59,147
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	36,000	38,340
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	39,000	40,560
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	103,000	106,347
		255,147

Commodity Chemicals–0.28%

Braskem Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Bonds, 6.45%, 02/03/24	610,000	651,022

Communications Equipment–0.23%

Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	20,000	18,100
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	115,000	113,994
9.00%, 04/01/19(b)	78,000	80,438
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	305,000	320,548
		533,080

Computer & Electronics Retail–0.05%

Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	105,000	109,856

Construction & Engineering–0.30%

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	113,137
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	164,300
URS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/22	428,000	434,955
		712,392

Construction Machinery & Heavy Trucks–0.55%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	89,000	95,452
Caterpillar Inc., Sr. Unsec. Global Notes, 4.30%, 05/15/44	752,000	757,158
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	87,000	90,045
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	55,000	59,125
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	65,000	66,462
6.75%, 06/15/21	20,000	21,300

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks–(continued)

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	$74,000	$77,145
Oshkosh Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/01/22(b)	104,000	107,120
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	15,000	16,088
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	5,000	5,438
		1,295,333

Construction Materials–0.02%

CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	20,000	21,200
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	25,000	27,125
		48,325

Consumer Finance–0.56%

Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	502,245
First Cash Financial Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 04/01/21(b)	28,000	29,820
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	798,723
		1,330,788

Data Processing & Outsourced Services–0.34%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	357,330
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	143,000	155,512
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	53,000	57,571
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	111,000	133,616
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	91,000	101,124
		805,153

Diversified Banks–7.87%

Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	65,000	647,959
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/38	765,000	1,048,167
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	379,994

	Principal Amount	Value

Diversified Banks–(continued)

BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(b)	$535,000	$540,389
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	812,651
Credit Agricole S.A. (France), Jr. Unsec. Sub. Notes, 7.88% (b)(c)	555,000	601,481
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	500,000	538,648
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,246,701
HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,150,168
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	535,583
Unsec. Sub. Global Notes, 5.25%, 03/14/44	545,000	579,098
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	1,170,000	1,225,912
JPMorgan Chase & Co, Series S, Jr. Unsec. Sub. Notes, 6.75% (c)	510,000	552,075
Series R, Jr. Unsec. Sub. Global Notes, 6.00% (c)	1,345,000	1,375,263
Lloyds Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	540,000	634,077
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	495,000	514,451
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(c)	210,000	281,628
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 5.13%, 05/28/24	1,070,000	1,073,254
Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	305,530
Unsec. Sub. Notes, 6.13%, 12/15/22	50,000	54,654
REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	57,000	67,168
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88% (b)(c)	476,000	503,370
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/44(b)	555,000	592,358

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Sumitomo Mitsui Financial Group Inc. (Japan), Unsec. Sub. Bonds, 4.44%, 04/02/24(b)	$945,000	$976,400
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	350,000	353,971
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	1,840,000	2,019,834
		18,610,784

Diversified Capital Markets–0.22%

Credit Suisse Group AG (Switzerland), Jr. Sub. Unsec. Notes, 7.50% (b)(c)	470,000	514,650

Diversified Chemicals–0.68%

OCP S.A. (Morocco), Sr. Unsec. Bonds, 6.88%, 04/25/44(b)	245,000	256,664
Sr. Unsec. Notes, 5.63%, 04/25/24(b)	1,295,000	1,352,485
		1,609,149

Diversified Metals & Mining–4.02%

Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.13%, 04/15/21(b)	405,000	411,030
9.38%, 04/08/19(b)	660,000	851,276
BHP Billiton Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 5.00%, 09/30/43	838,000	918,832
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	141,000	150,337
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 05/30/23(b)	1,347,000	1,334,703
4.63%, 04/29/24(b)	1,806,000	1,841,438
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	48,000	52,320
Imperial Metals Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	47,000	48,295
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	83,000	92,753
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	820,000	839,788
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	750,000	694,582
5.38%, 04/16/20	230,000	256,319
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	116,019

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.25%, 10/25/22(b)	$1,886,000	$1,913,222
		9,520,914

Diversified Support Services–0.22%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.85%, 11/15/24(b)	510,000	512,259

Drug Retail–1.31%

CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	1,191,675	1,356,276
Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,549,752	1,747,648
		3,103,924

Electric Utilities–1.31%

Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (b)(c)	745,000	776,476
Sr. Unsec. Notes, 6.00%, 01/22/14(b)	1,755,000	1,961,433
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	370,000	361,767
		3,099,676

Electronic Components–0.02%

Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	40,000	40,700

Electronic Manufacturing Services–0.00%

Sanmina Corp., Sr. Sec. Gtd. Notes, 4.38%, 06/01/19(b)	9,000	9,068

Environmental & Facilities Services–0.03%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	26,000	28,210
Darling Ingredients Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	30,000	31,350
		59,560

Gas Utilities–0.02%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.75%, 01/15/22(b)	21,000	22,076
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	27,000	29,802
		51,878

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

General Merchandise Stores–0.27%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	$667,000	$642,115

Gold–2.45%

Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 5.25%, 04/01/42	1,195,000	1,125,976
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	1,535,000	1,576,048
5.70%, 05/30/41	750,000	748,531
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	800,000	728,000
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	700,000	718,689
New Gold Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/20(b)	10,000	10,655
Sr. Unsec. Notes, 6.25%, 11/15/22(b)	90,000	93,393
Newcrest Finance Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	360,000	313,263
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	486,618
		5,801,173

Health Care Distributors–1.20%

AmerisourceBergen Corp., Sr. Unsec. Bonds, 3.40%, 05/15/24	740,000	742,596
McKesson Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/24	1,010,000	1,035,531
4.88%, 03/15/44	1,014,000	1,065,454
		2,843,581

Health Care Equipment–0.91%

CareFusion Corp., Sr. Unsec. Global Notes, 3.88%, 05/15/24	535,000	540,588
4.88%, 05/15/44	585,000	586,462
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	920,000	969,214
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	55,000	58,300
		2,154,564

Health Care Facilities–0.22%

Community Health Systems Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	24,000	24,540
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(b)	117,935	125,306
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	125,000	134,062

	Principal Amount	Value

Health Care Facilities–(continued)

HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	$60,000	$65,775
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	15,000	15,825
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	30,000	32,475
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	48,206
8.13%, 04/01/22	55,000	62,838
		509,027

Health Care REIT’s–1.45%

Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	8,000	8,460
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	525,000	549,620
Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	278,179
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	45,000	49,275
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,755,000	1,826,297
6.75%, 12/15/21	500,000	583,750
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	130,000	138,663
		3,434,244

Health Care Services–0.02%

MPH Acquisitions Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	49,000	51,083

Health Care Supplies–0.02%

Crimson Merger Sub, Inc., Sr. Unsec. Notes, 6.63%, 05/15/22(b)	55,000	55,000

Homebuilding–0.92%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	132,000	133,320
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	64,000	68,000
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	64,000	69,280
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	80,000	82,000
7.50%, 05/15/16	20,000	21,425
11.88%, 10/15/15	10,000	11,275

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	$29,000	$31,465
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	62,000	70,370
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,815,000	1,658,475
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	30,000	29,925
		2,175,535

Hotels, Resorts & Cruise Lines–0.33%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	715,000	747,931
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	30,000	32,119
		780,050

Household Products–0.01%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	15,000	15,675

Hypermarkets & Super Centers–0.15%

Wal-Mart Stores Inc., Sr. Unsec. Global Bonds, 4.30%, 04/22/44	352,000	354,110

Independent Power Producers & Energy Traders–0.08%

AES Corp., Sr. Unsec. Global Notes, 8.00%, 10/15/17	1,000	1,178
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	29,000	33,350
7.88%, 05/15/21	81,000	90,619
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	49,789	52,714
		177,861

Industrial Conglomerates–1.06%

Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(c)	2,290,000	2,421,675
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	81,000	85,252
		2,506,927

Industrial Machinery–0.36%

Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	710,000	787,251
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	65,000	69,062
		856,313

	Principal Amount	Value

Industrial REIT’s–0.26%

ProLogis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	$576,000	$606,074

Integrated Oil & Gas–1.68%

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.81%, 02/10/24	1,150,000	1,192,021
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/45	1,675,000	1,705,057
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/17/20	1,050,000	1,076,562
		3,973,640

Integrated Telecommunication Services–5.07%

AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	125,732
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	655,000	663,370
2.95%, 05/15/16	370,000	385,726
6.15%, 09/15/34	500,000	587,629
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	644,170
Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	176,422
Sr. Unsec. Gtd. Notes, 4.88%, 03/06/42(b)	1,000,000	1,046,364
6.75%, 08/20/18	225,000	268,108
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	315,000	330,297
4.75%, 02/16/21(b)	200,000	218,449
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	998,109
Verizon Communications Inc., Sr. Unsec. Global Notes, 5.05%, 03/15/34	1,165,000	1,245,249
5.15%, 09/15/23	1,345,000	1,515,155
6.40%, 09/15/33	1,850,000	2,283,627
6.55%, 09/15/43	1,200,000	1,515,098
		12,003,505

Internet Software & Services–0.70%

Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	730,000	738,735
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	178,000	189,570
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(b)	710,000	727,508
		1,655,813

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–2.24%

Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (c)	$535,000	$627,287
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	565,000	636,599
5.75%, 01/24/22	230,000	266,113
Unsec. Sub. Global Notes, 6.75%, 10/01/37	310,000	372,841
Series L, Jr. Unsec. Sub. Notes, 5.70% (c)	760,000	791,160
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	1,095,000	1,240,823
7.63%, 08/13/19(b)	498,000	598,535
Morgan Stanley, Series H, Jr. Unsec. Sub. Global Bonds, 5.45% (c)	370,000	382,950
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	392,770
		5,309,078

Leisure Facilities–0.02%

Cedar Fair L.P./Canada’s Wonderland Co./ Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	35,000	35,963
Sr. Unsec. Gtd. Notes, 5.38%, 06/01/24(b)	8,000	8,100
		44,063

Life & Health Insurance–3.40%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	1,084,026
MetLife Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,228,525
Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	380,821
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,843,228
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,329,393
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	820,000	863,993
6.63%, 12/01/37	390,000	510,845
7.38%, 06/15/19	645,000	803,342
		8,044,173

Managed Health Care–0.53%

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	435,000	477,598

	Principal Amount	Value

Managed Health Care– (continued)

WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	$23,000	$24,782
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	750,000	757,215
		1,259,595

Marine–0.04%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	97,000	101,850

Metal & Glass Containers–0.02%

Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	25,000	25,875
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	32,000	32,240
		58,115

Movies & Entertainment–1.11%

AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	39,000	40,658
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	65,000	70,525
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	837,066
Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	850,000	937,863
Viacom Inc., Sr. Unsec. Global Notes, 5.85%, 09/01/43	635,000	728,271
		2,614,383

Multi-Line Insurance–1.21%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,383,025
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	582,000	624,580
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	830,000	851,072
		2,858,677

Multi-Utilities–0.77%

Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	970,000	976,522
5.00%, 05/15/44(b)	835,000	848,176
		1,824,698

Office REIT’s–0.23%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	530,000	542,717

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Office Services & Supplies–0.19%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	$440,000	$454,911

Oil & Gas Drilling–0.87%

Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	5,000	5,238
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	725,000	762,209
5.85%, 01/15/44	1,223,000	1,300,213
		2,067,660

Oil & Gas Equipment & Services–0.06%

Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	54,000	55,012
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	74,000	77,330
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	11,000	11,564
		143,906

Oil & Gas Exploration & Production–1.64%

Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	15,000	15,825
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	50,000	53,687
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	29,125
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	665,000	677,469
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	745,000	808,613
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,188,738
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 9.75%, 07/15/20	51,000	56,100
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	8,000	8,900
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	12,000	12,675
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	23,000	23,748
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	38,000	39,568

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	$115,000	$123,337
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	800,000	847,052
		3,884,837

Oil & Gas Storage & Transportation–2.10%

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	85,000	90,844
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	103,000	108,150
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	365,000	341,178
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	690,000	779,024
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/24	696,000	718,802
6.45%, 09/01/40	804,000	1,019,258
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.50%, 05/15/21	49,000	53,042
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	283,971
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	11,000	11,880
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	46,500
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	23,000	23,277
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/21	19,000	20,188
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	46,000	48,530
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	596,262
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/44	755,000	824,816
		4,965,722

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Other Diversified Financial Services–1.24%

Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	$1,220,000	$1,349,847
Series A, Jr. Unsec. Sub. Global Notes, 5.95% (c)	660,000	664,950
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	881,000	918,442
		2,933,239

Packaged Foods & Meats–0.80%

Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	140,000	146,650
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	103,000	111,755
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	30,000	32,513
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.60%, 06/01/44	1,442,000	1,451,526
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	55,000	59,881
Sr. Unsec. Gtd. Notes, 6.00%, 12/15/22(b)	8,000	8,100
6.75%, 12/01/21(b)	19,000	20,211
Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	17,000	17,808
5.88%, 08/01/21(b)	17,000	18,020
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	36,000	37,620
		1,904,084

Paper Packaging–0.19%

Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	10,000	10,200
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(b)	57,000	58,283
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	370,000	382,454
		450,937

Paper Products–0.05%

Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	13,000	13,211
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	103,000	106,863
		120,074

Personal Products–0.58%

Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	805,000	814,170

	Principal Amount	Value

Personal Products–(continued)

Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	$610,000	$556,173
		1,370,343

Pharmaceuticals–0.75%

Bristol-Meyers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	633,000	890,730
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 4.00%, 11/15/23(b)	610,000	624,557
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	80,000	83,600
6.38%, 10/15/20(b)	105,000	112,613
6.75%, 08/15/21(b)	15,000	16,050
7.50%, 07/15/21(b)	35,000	39,025
		1,766,575

Property & Casualty Insurance–1.55%

Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	885,000	949,162
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,364,794
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	530,000	622,750
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	729,442
		3,666,148

Regional Banks–1.39%

Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	774,342
Unsec. Sub. Notes, 4.30%, 01/16/24	660,000	687,512
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	392,742
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,225,465
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	60,000	69,000
Unsec. Sub. Global Notes, 5.13%, 06/15/17	130,000	136,987
		3,286,048

Reinsurance–0.31%

Reinsurance Group of America Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	685,000	737,069

Research & Consulting Services–0.49%

Novant Health, Inc., Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	1,000,000	1,168,245

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Residential REIT’s–0.40%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	$940,000	$944,396

Retail REIT’s–0.90%

Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	935,000	940,412
3.25%, 10/15/22	600,000	586,708
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	595,142
		2,122,262

Security & Alarm Services–0.02%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	48,000	50,880

Semiconductor Equipment–0.14%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	60,000	64,200
6.63%, 06/01/21	170,000	184,025
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	71,000	71,887
		320,112

Semiconductors–0.14%

Advanced Micro Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(b)	41,000	43,460
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	99,000	105,930
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	77,000	84,122
Micron Technology Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	92,000	98,210
		331,722

Silver–0.54%

Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	1,200,000	1,272,000

Sovereign Debt–0.20%

Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.00%, 04/14/19(b)	459,000	466,815

Specialized Finance–1.73%

Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	120,000	138,900
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	49,000	50,838
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	55,000	59,812
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	545,000	629,325

	Principal Amount	Value

Specialized Finance–(continued)

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/20	$1,080,000	$1,227,732
Sr. Unsec. Global Notes, 4.88%, 02/15/24	1,855,000	1,993,848
		4,100,455

Specialized REIT’s–1.94%

American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	500,000	491,194
Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,215,611
Crown Castle International Corp., Sr. Unsec. Notes, 4.88%, 04/15/22	30,000	31,200
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,349,652
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,498,647
		4,586,304

Specialty Chemicals–0.05%

Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	35,000	36,269
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	10,000	10,050
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	75,000	76,312
		122,631

Specialty Stores–0.08%

Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	86,000	88,042
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	70,000	73,150
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	38,000	39,235
		200,427

Steel–0.43%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.00%, 03/01/21	116,000	125,280
6.75%, 02/25/22	20,000	22,420
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/22	18,000	19,755
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	111,000	118,770
7.38%, 02/01/20(b)	23,000	24,610

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Steel–(continued)

United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	$35,000	$38,413
Sr. Unsec. Notes, 7.38%, 04/01/20	26,000	28,990
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	580,000	567,609
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	50,000	50,875
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	28,000	15,610
		1,012,332

Technology Distributors–0.00%

Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,713

Technology Hardware, Storage & Peripherals–0.47%

Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(b)	1,115,000	1,110,819

Tires & Rubber–0.01%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	15,000	16,444

Tobacco–0.76%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	935,000	1,036,030
Philip Morris International Inc., Sr. Unsec. Global Notes, 4.88%, 11/15/43	710,000	767,940
		1,803,970

Trading Companies & Distributors–1.21%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 05/15/21(b)	800,000	807,000
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	995,000	1,014,589
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/19	515,000	565,856
5.88%, 08/15/22	65,000	69,713
Sr. Unsec. Notes, 8.25%, 12/15/20	315,000	384,300
United Rentals North America Inc., Sr. Unsec. Global Notes, 8.25%, 02/01/21	25,000	28,125
		2,869,583

Wireless Telecommunication Services–1.57%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	620,000	579,542
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	675,610

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Bonds, 5.35%, 05/20/24(b)	$200,000	$211,183
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	56,000	58,800
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	100,000	106,500
8.13%, 06/01/23	40,000	43,200
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/44	1,215,000	1,268,430
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	50,000	53,000
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	198,000	205,920
11.50%, 11/15/21	15,000	20,400
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	60,000	69,300
9.00%, 11/15/18(b)	45,000	54,787
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.25%, 09/15/21(b)	35,000	38,763
7.88%, 09/15/23(b)	25,000	28,313
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21	85,000	90,737
6.63%, 04/01/23	80,000	86,800
Sr. Unsec. Gtd. Notes, 6.63%, 04/28/21	51,000	55,144
6.84%, 04/28/23	63,000	68,591
		3,715,020
Total U.S. Dollar Denominated Bonds and Notes (Cost $180,812,523)		194,997,521

U.S. Treasury Securities–9.13%

U.S. Treasury Bills–0.14%

0.00%, 11/13/14(d)(e)	40,000	39,991
0.04%, 11/13/14(d)(e)	290,000	289,941
		329,932

U.S. Treasury Notes–8.00%

1.63%, 04/30/19	3,909,000	3,929,007
2.50%, 05/15/24	14,965,000	15,003,362
		18,932,369

U.S. Treasury Bonds–0.99%

3.63%, 02/15/44	2,206,000	2,335,452
Total U.S. Treasury Securities (Cost $21,266,290)		21,597,753

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

		Shares	Value

Preferred Stocks–2.57%

Asset Management & Custody Banks–0.28%

State Street Corp., Series D, 5.90% Pfd.		25,000	$653,813

Diversified Banks–0.16%

Wells Fargo & Co., 5.85% Pfd.		15,000	390,300

Investment Banking & Brokerage–1.43%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.		20,000	480,400
Morgan Stanley, 6.88% Pfd.		40,000	1,094,000
Morgan Stanley, Series E, 7.13% Pfd.		65,000	1,819,350
			3,393,750

Multi-Line Insurance–0.03%

Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.		2,328	70,026

Other Diversified Financial Services–0.17%

Citigroup Inc., Series K, 6.88% Pfd.		15,000	401,550

Regional Banks–0.34%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		30,000	812,700

Reinsurance–0.16%

Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.		14,000	375,340
Total Preferred Stocks (Cost $5,653,613)			6,097,479

		Principal Amount

Municipal Obligations–0.94%
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/20		$570,000	579,052
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		300,000	361,389
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/35		1,440,000	1,287,619
Total Municipal Obligations (Cost $2,256,849)			2,228,060

Non-U.S. Dollar Denominated Bonds & Notes–0.27%(f)

Broadcasting–0.06%

Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	144,244

Casinos & Gaming–0.03%

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	70,000	68,928

		Principal Amount	Value

Construction Materials–0.06%

Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	100,000	$155,206

Food Distributors–0.08%

Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	179,912

Hotels, Resorts & Cruise Lines–0.04%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	50,000	93,029
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $591,163)			641,319

Common Stocks–0.01%		Shares

Paper Products–0.01%

NewPage Holdings Inc., (Acquired 07/21/11-08/29/11; Cost $38,584)(b)(g)		180	14,400

Money Market Funds–4.22%

Liquid Assets Portfolio –Institutional Class (h)		4,990,710	4,990,710
Premier Portfolio –Institutional Class (h)		4,990,710	4,990,710
Total Money Market Funds (Cost $9,981,420)			9,981,420

TOTAL INVESTMENTS–99.55% (Cost $220,600,442)			235,557,952
OTHER ASSETS LESS LIABILITIES–0.45%			1,068,969
NET ASSETS–100.00%			$236,626,921

Investment Abbreviations:

CAD	—Canadian Dollar

Ctfs.	—Certificates

Deb.	—Debentures

EUR	—Euro

GBP	—British Pound

GO	—General Obligation

Gtd.	—Guaranteed

Jr.	—Junior

Pfd.	—Preferred

RB	—Revenue Bonds

REGS	—Regulation S

REIT	—Real Estate Investment Trust

Sec.	—Secured

Sr.	—Senior

Sub.	—Subordinated

Unsec.	—Unsecured

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2014 was $60,838,197, which represented 25.71% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(f)	Foreign denominated security. Principal amount is denominated in currency indicated.

(g)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.

(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2014

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Bond Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a

Invesco Bond Fund

G.	Swap Agreements – (continued)

master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Leverage Risk – Leverage exists when a Trust can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Bond Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$15,425,086	$668,213	$—	$16,093,299
U.S. Treasury Securities	—	21,597,753	—	21,597,753
Corporate Debt Securities	—	194,530,706	—	194,530,706
Foreign Debt Securities	—	641,319	—	641,319
Foreign Sovereign Debt Securities	—	466,815	—	466,815
Municipal Obligations	—	2,228,060	—	2,228,060
	15,425,086	220,132,866	—	235,557,952
Forward Foreign Currency Contracts*	—	207	—	207
Futures*	139,571	—	—	139,571
Swap Agreements*	—	(165,057)	—	(165,057)
Total Investments	$15,564,657	$219,968,016	$—	$235,532,673

  * Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2014:

Risk Exposure/ Derivative Type(a)	Value
	Assets	Liabilities
Credit risk Swap agreements	$—	$(165,057)
Currency risk Forward foreign currency contracts	4,036	(3,829)
Interest rate risk Futures contracts	139,880	(309)
Total	$143,916	$(169,195)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts and futures contracts.

Invesco Bond Fund

Effect of Derivative Investments for the three months ended May 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss) Credit risk	$ —	$ —	$(15,784)
Currency risk		(7,964)
Interest rate risk	(905,189)
Change in Unrealized Appreciation Credit risk			2,571
Currency risk		10,110
Interest rate risk	194,504
Total	$(710,685)	$2,146	$(13,213)

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period.

	Futures	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$26,226,237	$1,004,367	$2,500,000

Open Forward Foreign Currency Contracts at Period-End
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
6/5/2014	Citigroup Global Markets Inc.	EUR	245,892	USD	338,128	$335,194	$ 2,934
6/5/2014	Citigroup Global Markets Inc.	USD	334,608	EUR	245,892	335,194	586
6/5/2014	RBC Capital Markets Corp.	GBP	100,000	USD	166,935	167,613	(678)
6/5/2014	RBC Capital Markets Corp.	USD	167,097	GBP	100,000	167,613	516
7/9/2014	Citigroup Global Markets Inc.	GBP	55,642	USD	92,369	93,241	(872)
7/25/2014	RBC Capital Markets Corp.	CAD	75,000	USD	67,911	69,080	(1,169)
9/2/2014	Citigroup Global Markets Inc.	EUR	245,892	USD	334,602	335,194	(592)
9/2/2014	RBC Capital Markets Corp.	GBP	100,000	USD	166,981	167,499	(518)
Total forward foreign currency contracts - Currency Risk							$ 207

Currency Abbreviations:

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound Sterling

USD — U.S. Dollar

Invesco Bond Fund

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	Short	67	September-2014	$(10,068,844)	$ 61,622
U.S. Treasury 5 Year Notes	Short	31	September-2014	(3,712,492)	(309)
U.S. Treasury 10 Year Notes	Short	92	September-2014	(11,547,438)	15,616
U.S. Treasury 30 Year Bonds	Long	36	September-2014	4,948,875	62,642
Total Futures Contracts – Interest Rate Risk					$ 139,571

Open Credit Default Swap Agreements at Period-End

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup, Inc.	Buy	(1.00)%	06/20/17	0.43%	$(2,500,000)	$121,436	$(165,057)
Total Credit Default Swap Agreements - Credit Risk							$121,436	$(165,057)

(a)	Implied credit spreads represent the current level as of May 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2014 was $72,068,133 and $88,544,565, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $99,480,489 and $92,212,301, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,050,229
Aggregate unrealized (depreciation) of investment securities	(825,997)
Net unrealized appreciation of investment securities	$14,224,232
Cost of investments for tax purposes is $221,333,720.

Invesco Bond Fund

Item 2. Controls and Procedures.

(a)	As of May 23, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2014, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 29, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 29, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 29, 2014

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.